Exhibit 10.4

EXECUTION VERSION

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

dated as of

March 13, 2007

among

LEVEL 3 COMMUNICATIONS, INC.,

LEVEL 3 FINANCING, INC.,

the Subsidiaries of LEVEL 3 COMMUNICATIONS, INC. identified herein,

and

MERRILL LYNCH CAPITAL CORPORATION,

as Agent

SCHEDULE I — Subsidiary Parties

EXHIBIT A — Form of Supplement

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT dated as of March 13, 2007 (this “Agreement”), among LEVEL 3 FINANCING, INC., a Delaware corporation (the “Borrower”), LEVEL 3 COMMUNICATIONS, INC., a Delaware corporation (“Level 3”), the Subsidiary Parties identified herein and MERRILL LYNCH CAPITAL CORPORATION, as administrative agent and collateral agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of March 13, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Level 3, the lenders from time to time party thereto and the Agent. The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. Reference is further made to the Guarantee Agreement (the “Guarantee Agreement”) and Collateral Agreement (the “Collateral Agreement”) referred to in the Credit Agreement. The Guarantors have guaranteed the Loans and other Obligations pursuant to the Guarantee Agreement and the Grantors have granted security interests in certain of their assets to secure the Loans and other Obligations pursuant to the Collateral Agreement. The obligations of the Lenders to extend such credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by Level 3, the Borrower and the Subsidiary Parties. Level 3 and the Subsidiary Parties are affiliates of the Borrower, will derive substantial direct and indirect benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement (including the preamble and preliminary statement hereto) and not otherwise defined herein have the meanings set forth in the Credit Agreement, the Guarantee Agreement or the Collateral Agreement, as applicable.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agent” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Claiming Grantor” has the meaning assigned to such term in Section 2.02(b).

“Claiming Guarantor” has the meaning assigned to such term in Section 2.02(a).

“Collateral Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Contributing Grantor” has the meaning assigned to such term in Section 2.02(b).

“Contributing Guarantor” has the meaning assigned to such term in Section 2.02(a).

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantee Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantors” means Level 3 and each of the Subsidiary Guarantors (as defined in the Guarantee Agreement) that are a party to this Agreement.

“Grantors” means Level 3 and each of the Subsidiary Grantors (as defined in the Collateral Agreement) that are a party to this Agreement.

“Level 3” has the meaning assigned to such term in the preamble of this Agreement.

“Obligations” has the meaning assigned to such term in the Credit Agreement.

“Secured Parties” means (a) the Lenders, (b) the Agent, (c) each counterparty to any Specified Hedging Agreement the obligations under which constitute Obligations, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the successors and assigns of each of the foregoing.

“Subsidiary Parties” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary of Level 3 that becomes a party to this Agreement as a Subsidiary Party pursuant to Section 3.12 after the Effective Date.

ARTICLE II

Indemnity, Subrogation and Subordination

SECTION 2.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors and Subsidiary Grantors may have under applicable law (but subject to Section 2.03), Level 3 and the Borrower agree that (a) in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement,

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Level 3 and the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Grantor shall be sold pursuant to the Collateral Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, Level 3 and the Borrower shall indemnify such Subsidiary Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 2.02. Contribution and Subrogation. (a) Each Subsidiary Guarantor (each, a “Contributing Guarantor”) agrees (subject to Section 2.03) that, in the event a payment shall be made by any other Subsidiary Guarantor under the Guarantee Agreement in respect of any Obligation and such other Subsidiary Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by Level 3 and the Borrower as provided in Section 2.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of a Contributing Guarantor or any other Subsidiary Guarantor becoming a party hereto pursuant to Section 3.12, the date of the Supplement hereto executed and delivered by such Contributing Guarantor or other Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2.02 shall be subrogated to the rights of such Claiming Guarantor under Section 2.01 to the extent of such payment.

(b) Each Subsidiary Grantor (each, a “Contributing Grantor”) agrees (subject to Section 2.03) that, in the event any assets of any other Subsidiary Grantor shall be sold pursuant to the Collateral Agreement or any other Security Document to satisfy any Obligation owed to any Secured Party and such other Subsidiary Grantor (the “Claiming Grantor”) shall not have been fully indemnified by Level 3 and the Borrower as provided in Section 2.01, the Contributing Grantor shall indemnify the Claiming Grantor in an amount equal to the greater of the book value or the fair market value of such assets multiplied by a fraction of which the numerator shall be the net worth of the Contributing Grantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Grantors on the date hereof (or, in the case of a Contributing Grantor or any other Subsidiary Grantor becoming a party hereto pursuant to Section 3.12, the date of the Supplement hereto executed and delivered by such Contributing Grantor or other Subsidiary Grantor). Any Contributing Grantor making any payment to a Claiming Grantor pursuant to this Section 2.02 shall be subrogated to the rights of such Claiming Grantor under Section 2.01 to the extent of such payment.

SECTION 2.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 2.01 and 2.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower, any Guarantor or any Grantor to make the payments required by Sections 2.01 and 2.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations under this Agreement, the Collateral Agreement or the Guarantee Agreement, as applicable, and such Guarantor and Grantor shall remain liable for the full amount of such obligations.

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(b) Each of the Borrower, the Guarantors and the Grantors hereby agrees that all Indebtedness and other monetary obligations owed by it to Level 3, the Borrower or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 3.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding.

SECTION 3.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Loan Party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 3.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor, any Guarantor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

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SECTION 3.05. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.06. Waivers; Amendment. (a) No failure or delay by any Person in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Level 3, the Borrower, the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 3.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 3.08. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 3.09. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3.03. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 3.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 3.11. Termination. This Agreement shall terminate when all the Obligations (other than wholly contingent indemnification obligations) then due and owing have been indefeasibly paid in full in cash. This Agreement and the obligations hereunder shall terminate as to any particular Guarantor under the circumstances, at the times and in the manner set forth in Section 6.07, 6.08, 6.10 or 9.14 of the Credit Agreement, as applicable.

SECTION 3.12. Additional Subsidiary Parties. Upon the execution and delivery by the Agent and any Subsidiary of Level 3 of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent or reduce the obligations of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary of Level 3 as a party to this Agreement.

SECTION 3.13. Conflicts. In the event that there is a conflict between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LEVEL 3 COMMUNICATIONS, INC.,

LEVEL 3 FINANCING, INC.,

BROADWING CORPORATION,

BROADWING FINANCIAL SERVICES, INC.,

BTE EQUIPMENT, LLC,

LEVEL 3 ENHANCED SERVICES LLC,

LEVEL 3 INTERNATIONAL, INC., and

WILTEL COMMUNICATIONS GROUP, LLC,

by	/s/ Neil J. Eckstein
Name:	Neil J. Eckstein
Title:	Assistant Secretary

MERRILL LYNCH CAPITAL CORPORATION, as Agent,

by	/s/ Arminee Bowler
Name:	Arminee H. Bowler
Title:	Vice President

LEVEL 3 FINANCING INC.

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

SCHEDULE I TO

THE INDEMNITY, SUBROGATION AND

CONTRIBUTION AGREEMENT

Subsidiary Parties

Broadwing Corporation

Broadwing Financial Services, Inc.

BTE Equipment, LLC

Level 3 Enhanced Services, LLC

Level 3 International, Inc.

WilTel Communications Group, LLC

EXHIBIT A TO

THE INDEMNITY, SUBROGATION AND

CONTRIBUTION AGREEMENT

SUPPLEMENT NO. [•] dated as of [•], to the Indemnity, Subrogation and Contribution Agreement dated as of March 13, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Indemnity, Subrogation and Contribution Agreement”), among LEVEL 3 FINANCING, INC., a Delaware corporation (the “Borrower”), LEVEL 3 COMMUNICATIONS, INC., a Delaware corporation (“Level 3”), each Subsidiary of Level 3 listed on Schedule I thereto (each such subsidiary individually, a “Subsidiary Party” and collectively, the “Subsidiary Parties”), and MERRILL LYNCH CAPITAL CORPORATION, as administrative agent and collateral agent (the “Agent”).

A. Reference is made to (a) the Credit Agreement dated as of March 13, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Level 3, the lenders from time to time party thereto (the “Lenders”) and the Agent and (b) the Indemnity, Subrogation and Contribution Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Indemnity, Subrogation and Contribution Agreement, as applicable.

C. Level 3, the Borrower and the Subsidiary Parties have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans. Section 3.12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of Level 3 may become Subsidiary Parties under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Level 3 (the “New Party”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Indemnity, Subrogation and Contribution Agreement.

Accordingly, the Agent and the New Party agree as follows:

SECTION 1. In accordance with Section 3.12 of the Indemnity, Subrogation and Contribution Agreement, the New Party by its signature below becomes a Subsidiary Party under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Party hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Grantor or Guarantor, as the case may be, thereunder. Each reference in the Indemnity, Subrogation and Contribution Agreement to (a) a “Subsidiary Party” shall be deemed to include the New Party and (b)(i) a “Grantor” or (ii) a “Guarantor”, shall be deemed to include the New Party, as applicable. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Party represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Party and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 3.01 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Party shall be given to it in care of the Borrower.

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IN WITNESS WHEREOF, the New Party and the Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[Name of New Party],

by
Name:
Title:
Address:

MERRILL LYNCH CAPITAL CORPORATION, as Agent,

by
Name:
Title:

SUPPLEMENT NO. [•] TO

LEVEL 3 FINANCING INC.

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT